SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest
event reported)
June 4, 2001

SPIEKER PROPERTIES, L.P.
______________________________________________________
(Exact name of registrant as specified in its charter)

California	33-98372-01	94-3188774

(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

2180 Sand Hill Road, Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

(415) 854-5600
_______________________________
(Registrant’s telephone number,
including area code)

N/A
_____________________________________________________________
(Former name or former address, if changed since last report)

Items 1-4.

      Not Applicable.

Item 5. Other Events.

      Spieker Properties, L.P. is filing as Exhibit 99.1 hereto a description of the material U.S. federal income tax consequences relating to the taxation of Spieker Properties, L.P. as a partnership and the ownership and disposition of Spieker Properties, L.P. units of partnership interest which is incorporated by reference herein.

Item 6. Resignations of Registrant’s Directors.

      Not Applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Federal Income Tax Consequences.

Items 8-9.

      Not Applicable.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIEKER PROPERTIES, L.P.

By: SPIEKER PROPERTIES, INC.

By:_/s/_STUART A. ROTHSTEIN________ Name: Stuart Rothstein Title: Chief Financial Officer

Date: June 4, 2001

Exhibit Index

Exhibit Number	Description

99.1	Federal Income Tax Consequences.